Exhibit 10.44

CONFIDENTIAL

SECOND AMENDMENT TO TICKETING SERVICES AGREEMENT

This Second Amendment to the Ticketing Services Agreement (the “Second Amendment”) is entered into as of March 29, 2024 (the “Effective Date”), by and among AXS Group LLC (“AXS”), a Delaware limited liability company, and Notes Live, Inc., a Colorado corporation (“Client”), with reference to the following facts:

WHEREAS, AXS and Client, entered into that certain Ticketing Services Agreement effective June 8, 2023 (the “Agreement”) and that certain Amendment to the Agreement, dated March 29, 2024 (the “Amendment”); and WHEREAS, the parties desire to modify the Agreement to remove the Boot Barn Venues, as Venues under the Agreement, all in the manner set forth herein. Capitalized terms used herein but not defined herein shall have the meaning ascribed to such terms in the Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

1. Termination Of Boot Barn Hall Venues. The parties hereby acknowledge and agree, that, pursuant to the terms of Section 15(d) of the Agreement, Client has notified AXS of its election to remove the Boot Barn Hall Venues, as Venues, under the Agreement. Therefore, as of the Effective Date of this Second Amendment, AXS shall have no further obligation to Client, with respect to all Events at the Boot Barn Hall Venues.

2. Ratification. In the event a conflict arises between this Second Amendment and the terms and conditions of the Agreement, the terms and conditions of this Second Amendment shall control. Except as specifically set forth herein to the contrary, all of the terms and conditions of the Agreement, shall remain in full force and effect throughout the Term and are hereby ratified and confirmed by Client and AXS.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the Effective Date set forth above.

NOTES LIVE, INC.

By:	/s/ Robert Mudd
Name:	Robert Mudd
Its:	President and COO

AXS GROUP LLC

By:	/s/ Vito Iaia
Name:	Vito Iaia
Its:	CRO